


DaltonInvestments


johnnie-O


WEINBERG
GONSER LLP



Investors Presentation
May 2014

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Safe Harbor

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these forward-looking statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this presentation. These statements are based upon our management's current expectations and speak only as of the date hereof. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual results, performance or achievements to differ materially and adversely from those expressed, suggested or implied herein. Accordingly, investors should use caution in relying on forward-looking statements to anticipate future results or trends. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, (2) political instability, (3) changes in the monetary policies of the U.S. Government, (4) a renewed decline in economic conditions, (5) renewed deterioration in the value of California real estate, both residential and commercial, (6) an increase in the level of non-performing assets and charge-offs, (7) further increased competition among financial institutions, (8) the Company's ability to continue to attract interest bearing deposits and quality loan customers, (9) further government regulation and the implementation and costs associated with the same, (10) internal and external fraud and cyber-security threats including the loss of bank or customer funds, loss of system functionality or the theft or loss of data, (11) management's ability to successfully manage the Company's operations, (12) the possibility that we will be unable to comply with the requirements set forth in the OCC's Consent Order, which could result in restrictions on our operations, and (13) the other risks set forth in the Company's reports filed with the U.S. Securities and Exchange Commission. The Company does not undertake, and specifically disclaims any obligation to revise or update any forward-looking statements for any reason.

1st Century Bank Profile

- **Attractive Market**
  - Headquartered in Century City – West Los Angeles franchise.
  - Strong demographics; $48* billion in total deposits, *one of the largest concentrations of core deposits in the nation*.
- **Building Relationships**
  - 1st Century Bank is committed to building long-term relationships by acting as trusted advisors and client advocates.
- **Big, Small Bank**
  - 1st Century Bank offers its customers big money center banking technologies and services with traditional, small community bank-like relationships that serve specific and unique client needs.
- **Exceptional Service**
  - We provide an extraordinary level of personal service by acting as advocates for our clients to meet every day business needs and solve specific business challenges.

**Source: FDIC Summary of Deposits as of June 30, 2013*

What Our Clients Are Saying

- **Knowledgeable Staff**
  - "To us, 1st Century Bank is more of an advisor than a bank." Michael Brown and Case Lynch, Local Construct
- **Quality Service**
  - "Everyone at 1st Century Bank is very responsive to our needs." Ken Powell, Jason Powell and Sam Simms, Powell Electric
- **Long-Term Commitment**
  - "1st Century Bank has been with me since the beginning." John O'Donnell, Johnnie-O
- **Entrepreneurial Spirit**
  - "I don't offer praise easily, but 1st Century Bank thinks like we do." John Herman and KG Venkataram, Bottega Louie

Investment Highlights

- **Pure play on West Los Angeles Market**
- **Strong growth trajectory**
  - Total Assets CAGR of 16.2% (2005-2013)
  - Total Deposits CAGR of 19.8% (2005-2013)
- **High quality deposit base**
  - Non-interest bearing deposits comprise 52% of total deposits at year end 2013
  - Cost of deposits was 11 bps during the year end 2013
- **Strong credit quality and capital**
  - Non Performing Assets to Total Assets was 0.15% at year end 2013
  - Total Risk-based Capital Ratio of 13.7% at year end 2013

2013 Highlights

- Achieved **record levels** in total assets, loans and deposits
- Net income of $6.9 million, an increase of 133% as compared to the prior year
- Total assets increased 8% as compared to the prior year, to $538 million
- Total loans increased 44% as compared to the prior year, to $384 million
- Total deposits increased 9% as compared to the prior year, to $453 million
- Total cost of funds was 18 basis points, compared to 24 basis points in 2012
- Non-performing assets to total assets declined to 0.15% at December 31, 2013 from 0.39% at December 31, 2012
- Maintained capital ratios well above the general regulatory requirements to be considered a "well-capitalized" financial institution

1st Century Bank Growth Strategies

- Continue to build 1st Century brand and reputation in our attractive core market – West Los Angeles
- Build upon growing base of customers with continued focus on small businesses and professionals
- Strong capital base to help facilitate lending and strategic opportunities
- Continue to build core deposit franchise
- Maintain balanced loan portfolio and manage credit quality
- Pursue continued growth opportunities presented by competitor dislocation

West LA Economic Environment

- West LA economy continues to improve
- Employment gains have accelerated following the recession
- Leading industries: Health services; leisure and hospitality; construction; professional, scientific and technical services
- The housing and residential construction are expanding
- Positive commercial real estate indicators
  - Silicon Valley is establishing a presence in West LA (including Google, Youtube, and Facebook)
  - Lower vacancies, higher rents
  - Hotel occupancies and daily room rates higher

West LA Deposit Rich Market

$48 Billion

In Deposits on the Westside – One of the largest concentrations of core deposits in the Nation.



Santa
Monica
Mountains
Bel Air
Beverly Hills
Pacific Palisades
Brentwood
Century City
Santa Monica
Culver City
Marina del Rey
Pacific Ocean

**Source: FDIC Summary of Deposits as of June 30, 2013.*

1ST CENTURY BANCSHARES INC

IT IS WHO YOU KNOW.™

West LA Market Share

	Financial Institution	% Balance		Financial Institution	% Balance
1	Bank of America Corp.	23.45%	22	HSBC Holdings Plc	0.53%
2	Wells Fargo & Co.	20.23%	23	First Banks Inc.	0.49%
3	JPMorgan Chase & Co.	8.60%	24	First Credit Bank	0.36%
4	Citigroup Inc.	6.45%	25	EH National Bank	0.34%
5	IMB HoldCo LLC	5.83%	26	Grandpoint Capital Inc.	0.33%
6	City National Corp.	4.84%	27	California Republic Bancorp	0.33%
7	Mitsubishi UFJ Financial Group Inc	4.50%	28	Preferred Bank	0.26%
8	First Republic Bank	4.02%	29	Pacific Mercantile Bancorp	0.22%
9	U.S. Bancorp	3.48%	30	Boston Private Financial Holdings In	0.19%
10	Comerica Inc.	3.41%	31	First Citizens BancShares Inc.	0.18%
11	PacWest Bancorp	3.16%	32	Sumitomo Mitsui Financial Group Inc	0.15%
12	Banc of California Inc.	1.48%	33	NCAL Bancorp	0.11%
13	East West Bancorp Inc.	1.44%	34	Hanmi Financial Corp.	0.11%
14	**1st Century Bancshares Inc.**	0.85%	35	Opus Bank	0.09%
15	Zions Bancorp.	0.84%	36	Western Alliance Bancorp.	0.08%
16	Northern Trust Corp.	0.70%	37	Beal Financial Corp.	0.06%
17	Bank Leumi le-Israel B.M.	0.59%	38	TFC Holding Co.	0.04%
18	Israel Discount Bank Ltd.	0.58%	39	Pacific Commerce Bank	0.04%
19	Luther Burbank Corp.	0.54%	40	Community Bank	0.03%
20	CU Bancorp	0.54%	41	OneUnited Bank	0.02%
21	BNP Paribas SA	0.53%	42	First Foundation Inc.	0.01%

**Source: FDIC Summary of Deposits as of June 30, 2013.*

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

West LA Market Share



$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2.00%
1.50%
1.00%
0.50%
0.00%
0.40%
0.39%
0.50%
0.63%
0.82%
0.86%
0.85%
2007
2008
2009
2010
2011
2012
2013
Total Deposits
1CB Market Share (%)

Source: FDIC Summary of Deposits as of June 30, 2013.

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW.™

Investing in the Franchise

- **Focused Relationship Management Teams**
  - Century City
  - Santa Monica
  - Small Business
  - Commercial Real Estate
- **Santa Monica – Model for expansion**
  - 2,000 square feet, Imaged ATM, 3 person staff expanding to 6 when business warrants
- **Continued investment in technology platform to provide big bank delivery capabilities**
  - Mobile Banking

Community - We stay involved

- Community involvement is an important part of the culture at 1st Century Bank.
- Employees are involved in their communities in a variety of ways.
- 1st Century Bank supports local charities throughout the West LA and LA area financially and with volunteer hours.

Experienced Management

Name	Title	Functional	Banking Exp.	1CB Tenure
Alan I. Rothenberg	Chairman	Chairman	40 years*	11 years
Jason P. DiNapoli	President	Chief Executive Officer	20 years	11 years
Bonnie S. Rubin	EVP	Regional Director	27 years	9 Years
Brad S. Satenberg	EVP	Chief Financial Officer	20 years**	5 years
J. Kevin Sampson	EVP	Chief Credit Officer	22 years	5 years
Melissa Rickabaugh	EVP	Head of Operations	35 years	<1 years

*Includes time spent as Lawyer, Board Member and Organizer.
**Includes time spent as a public accountant focused on financial institutions.

Financial Overview

Asset Base

Total Assets
($millions)

8 - year CAGR = 16.2%
(2005-2013)



$162
$201
$224
$259
$272
$308
$405
$499
$538
2005 2006 2007 2008 2009 2010 2011 2012 2013

Asset Composition
(at December 31, 2013)



All other assets 1%
Cash & Cash Equivalents 8%
Investments 20%
Loans 71%

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW™

Asset Quality


Non-Performing Assets
to Total Assets
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
2012
2013
1st Century Bank
CA Peers*


Non-Performing
Loans to Total Loans
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
2012
2013
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

1ST CENTURY BANCSHARES INC

IT IS WHO YOU KNOW™

Allowance for Loan Loss to Total Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
2012
2013
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW.™

Deposits – Expanding Core Deposit Base

Total Deposits
($millions)

DDA & NOW
8-year CAGR = 29.8%
(2005 –2013)

Total Deposits
8-year CAGR = 19.8%
(2005 -2013)



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2005 2006 2007 2008 2009 2010 2011 2012 2013
DDA & NOW
Total Deposits

Deposit Composition
(at December 31, 2013)



Savings & money market deposits 34%
Time 9%
Interest –bearing demand 5%
Non-interest bearing demand 52%

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW™

Deposits Trends



Deposit Accounts & Types
($thousands)

	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer CD's	64	89	114	102	145	105	76	47	47
MMA & Savings	197	260	319	367	439	570	764	920	1,030
DDA & NOW	480	640	842	1,199	1,710	2,233	2,741	3,397	4,152

Deposit Franchise

Non Interest-Bearing Deposits to Total Deposits



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2008
2009
2010
2011
2012
2013
1st Century Bank
CA Peers*

Cost of Funds



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
2012
2013
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW™

Balanced Loan Portfolio

Gross Loans
($millions)

8-year CAGR = 20.6%
(2005 - 2013)


$86
$128
$172
$200
$182
$179
$233
$267
$384
2005
2006
2007
2008
2009
2010
2011
2012
2013

Average Loan Size ($thousands)	2005	2006	2007	2008	2009	2010	2011	2012	2013
	$547	$616	$866	$623	$610	$512	$568	$585	$653

Loan Composition
(at December 31, 2013)


Land & Construction 8%
Consumer Other 7%
Commercial & Industrial 20%
Residential Mortgages 21%
Commercial RE 44%

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW.™

Well Capitalized



Bank Capital Ratios
(at December 31, 2013)
15.00%
10.00%
5.00%
0.00%
9.32%
12.43%
13.69%
5%
6%
10%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
% to generally be categorized as a "well capitalized" financial institution

1st Century Bancshares, Inc.

($ thousands, except share data)	2011	2012	2013
Total assets	$ 405,274	$ 499,173	$ 538,145
Loans, net(1)	227,721	260,656	376,312
Total deposits	332,454	416,681	452,766
Loan to deposit ratio	70.08%	63.99%	84.70%
Total stockholders' equity	45,051	49,173	55,388
Pre-tax/ pre-provision income	1,371	3,053	3,904
Net Income	1,025	2,942	6,863
Book value per share	$ 4.97	$ 5.38	$ 5.84

(1) Total gross loans less allowance for loan losses and net unearned fees/expenses.

1ST CENTURY BANCSHARES INC

IT IS WHO YOU KNOW.™

1st Century Bancshares, Inc.

Why 1st Century Bancshares?

- Attractive market demographics
- Focused growth strategy
  - Expanded footprint in Westside
- Strong and low cost relationship deposit base
- Balanced loan portfolio, improving credit quality and strong loan loss reserves
- Well positioned to leverage continued economic recovery and competitor dislocation
- Stable and experienced management
- Strong capital position

1st Century Bancshares, Inc.

For further information, please contact any of the following team members.

Alan I. Rothenberg	Chairman & CEO	310.270.9501
Jason DiNapoli	President & COO	310.270.9505
Bonnie Rubin	EVP, Regional Director	310.270.9511
Rich Rothenberg	Managing Director, BD	310.270.9508
Dave Comfort*	SVP, Regional Director	310.270.9517
Greg Haddad	SVP, Relationship Manager	310.270.9524
Meredith Esarey*	AVP, Relationship Manager	310.270.9548
Scott Healy	AVP, Relationship Manager	310.270.9558
Chris Hoshek	VP, Commercial Real Estate Group	310.270.9534
Anette Mullem*	AVP, Business Development Officer	310.270.9576
Joshua Platt	AVP, Relationship Manager	310.270.9575
Justin Weissman	VP, Senior Relationship Manager	310.270.9550

*Santa Monica Office